UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2003

DIRECTV HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DIRECTV Holdings LLC-DELAWARE	33-106529	25-1902628
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2230 East Imperial Highway

El Segundo, California 90245

(310) 964-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibit.

Exhibit No.	Exhibit

99.1	Press Release, dated September 29, 2003

ITEM 9. REGULATION FD DISCLOSURE

On September 29, 2003, Hughes Electronics Corporation (“Hughes”) and its subsidiary, DIRECTV Holdings LLC (“DIRECTV U.S.”), announced that DIRECTV U.S. was increasing its full-year guidance for net subscriber additions and revenues. A copy of the press release relating to such announcement, dated September 29, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV HOLDINGS LLC (Registrant)

By:	/s/ KEITH A. CAUSEY
Keith A. Causey Vice President and Controller

Date:    September 29, 2003

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EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated September 29, 2003